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                                             TO VOTE BY INTERNET:

                                             1. Log onto the Internet
                                                and type:
                                                HTTP://WWW.DIRECTVOTE.COM/ARV


                                             2. Enter the information
                                                requested on your
                                                computer screen,
                                                including your Control
                                                Number located below.

                                             3. Follow the voting
                                                instructions on the
                                                screen.

                                             Note: If you vote over the
                                             Internet, you may incur
                                             costs such as
                                             telecommunication and
                                             Internet access charges for
                                             which you will be
                                             responsible.


                                             TO VOTE BY TELEPHONE:


                                             1. Using a touch-tone phone
                                                call TOLL-FREE:
                                                1-888-216-1320. From
                                                outside the United
                                                States, call direct:
                                                212-681-0956



                                             2. Enter the Control Number
                                                located below.



                                             3. Follow the recorded
                                             instructions.



                                             TO VOTE BY MAIL:


                                             Please complete your proxy
                                             card, and sign, date and
                                             return it in the enclosed
                                             postage-paid envelope to:
                                             Stock Transfer Dept. (NC),
                                             National City Bank, P.O.
                                             Box 92301, Cleveland, Ohio
                                             44133-0900.


          VOTE BY TELEPHONE
       Call TOLL-FREE using a
         Touch-Tone phone:
           1-888-216-1320
          From outside the
        United States, call
              direct:
            212-681-0956


       Arvin Industries, Inc. encourages you to vote your shares electronically either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card when voting your shares electronically. The Control Number that appears in the box below must be used in order to vote by telephone or via the Internet.


                        THANK YOU FOR VOTING YOUR SHARES
                            YOUR VOTE IS IMPORTANT!

        DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR
                                 THE INTERNET.
              YOUR CONTROL NUMBER IS:
                              FOLD AND DETACH HERE
 -------------------------------------------------------------------------------
                             ARVIN INDUSTRIES, INC.
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.


        This proxy, as properly executed, will be voted in the manner directed herein by the shareholder(s). If no direction is given, this proxy will be voted "FOR" Items 1 and 2. Please mark vote using dark ink only.



        1. Approve and adopt the Agreement and Plan of Reorganization, dated as of April 6, 2000, by and among Meritor Automotive, Inc., a Delaware corporation, ArvinMeritor, Inc. (formerly named Mu Sub, Inc.), an Indiana corporation and a wholly-owned subsidiary of Meritor, and Arvin Industries, Inc., and the mergers contemplated thereby.


             [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

        2. To transact any other business as may properly come before the Arvin special meeting or any adjournments or postponements thereof.

                                            Dated:................., 2000

                                            .............................
                                            Signature(s)

                                            .............................
                                            Signature(s)

                                            .............................
                                            The shareholder's signature
                                            above should correspond with
                                            the name of the shareholder
                                            AS IT APPEARS HERE. A proxy
                                            executed by a corporation
                                            should be signed in its name
                                            by a duly authorized officer.
                                            If the proxy is to be signed
                                            by an attorney, executor,
                                            administrator, trustee,
                                            guardian or in any other
                                            representative capacity, the
                                            title of the person signing
                                            should be given in full. When
                                            shares are held by joint

                                            tenants, both should sign.
:


                                VOTE BY MAIL
                             Return your proxy
                            in the postage-paid
                             envelope provided


                                            PLEASE VOTE, SIGN, DATE AND
                                            RETURN THIS PROXY CARD
                                            PROMPTLY USING THE ENCLOSED
                                            ENVELOPE UNLESS YOU VOTE BY
                                            TELEPHONE OR INTERNET.

                                                   VOTE BY INTERNET
                                               Access the WEBSITE and
                                                   cast your vote
                                             HTTP://WWW.DIRECTVOTE.COM/ARV

                                DETACH CARD HERE
 -------------------------------------------------------------------------------

                             ARVIN INDUSTRIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               FOR THE SPECIAL MEETING TO BE HELD ON JULY 6, 2000



The undersigned hereby appoints V. William Hunt and Ronald R. Snyder, or either of them, the true and lawful proxies of the undersigned, with full power of substitution, for and on behalf of the undersigned to vote all of the shares of ARVIN INDUSTRIES, INC. registered in the name of the undersigned, or with respect to which the undersigned may be entitled to vote, at the Special Meeting of Shareholders to be held at One Noblitt Plaza, Columbus, Indiana 47202-3000, on July 6, 2000 at 9:00 a.m., local time, and at any adjournment or postponements thereof, upon the matters set forth on the front side hereof.



If the undersigned is a participant in an Arvin Savings Plan, then this card also provides voting instructions to the trustee of that plan to vote at the Special Meeting, and any adjournments or postponements thereof, all of the shares of ARVIN INDUSTRIES, INC. held in the undersigned's plan account as specified upon the matters indicated on the front side of this proxy card and in its discretion upon such other matters as may properly come before the meeting. If the undersigned is a participant in a Savings Plan and does not instruct the trustee, then the trustee will vote the undersigned's plan account shares in proportion to the votes of the other participants in that plan. In addition, the trustee will vote unallocated shares in the plan in direct proportion to voting by allocated shares for which instructions have been received. The trustee will act as provided above as long as it is consistent with applicable law.



If the undersigned is a participant in the Arvin Dividend Reinvestment Plan, then this card also serves as an instruction to vote the shares held for the undersigned's account under the plan in the manner indicated on the front side of this proxy. If the undersigned is a participant in the Arvin Dividend Reinvestment Plan and does not provide instructions, the shares held in the undersigned's account in the Dividend Reinvestment Plan will not be voted.


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.